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                                                                    EXHIBIT 99.2






                               QUEST MEDICAL, INC.
                    CONDENSED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)




The following Condensed Pro Forma Balance Sheet and Condensed Pro Forma Statement of Operations present the condensed historical balance sheet and statement of operations of Quest Medical, Inc. (the "Company") as derived from the audited financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1997. The pro forma adjustments give effect to the January 30, 1998 sale of the Company's cardiovascular and intravenous fluid product lines ("CVS Operations"), including its MPS(R) myocardial protection system product line, to Atrion Corporation as if such sale had been consummated on December 31, 1997 for purpose of the Condensed Pro Forma Balance Sheet and on January 1, 1997 for purpose of the Condensed Pro Forma Statement of Operations. The CVS Operations were accounted for as discontinued operations in the audited financial statements referred to above. The condensed pro forma financial statements should be read in conjunction with the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 1997. The condensed pro forma financial statements may not be indicative of what would have occurred if the sale had been consummated on December 31, 1997 or January 1, 1997 or the results of future operations.



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                               Quest Medical, Inc.
                        Condensed Pro Forma Balance Sheet
                                December 31, 1997


                                          Quest
                                      Medical, Inc.       Pro Forma         Pro Forma
                                        Historical        Adjustments       Without CVS
                                      --------------   -----------------   --------------
Assets
Current assets:
     Cash and cash equivalents         $    747,828      $ 15,356,606(1)     $ 16,104,434
     Marketable securities                1,455,864                --           1,455,864
     Receivables                          2,607,922                --           2,607,922
     Inventories                          2,978,487                --           2,978,487
     Deferred income taxes                2,288,192                --           2,288,192
     Net assets of discontinued
      operations                         12,831,318       (12,831,318)                 --
     Prepaid expenses and other
      assets                                476,716                --             476,716
                                       ------------      ------------        ------------
          Total current assets           23,386,327         2,525,288          25,911,615
                                       ------------      ------------        ------------

Property, plant and equipment,
  net                                     7,411,115                --           7,411,115
Intangibles and other non-
  current assets                         18,184,878                --          18,184,878
                                       ------------      ------------        ------------
          Total assets                   48,982,320         2,525,288          51,507,608
                                       ------------      ------------        ------------

Liabilities and Stockholders'
Equity
Current liabilities:
     Short-term notes payable
      and current maturities of
      long-term notes payable             8,257,348        (8,000,000)(1)         257,348
     Other current liabilities            1,001,428         3,945,615(3)        4,947,043
                                       ------------      ------------        ------------
          Total current liabilities       9,258,776        (4,054,385)          5,204,391
                                       ------------      ------------        ------------

Notes payable                             3,635,027                --           3,635,027
Deferred income taxes                     2,182,580                --           2,182,580

Stockholders' Equity:
     Common stock                           431,775                --             431,775
     Additional capital                  40,780,717         1,004,654(2)       41,785,371
     Retained earnings (deficit)         (7,268,061)        5,575,019(4)       (1,693,042)
     Unrealized loss in
      marketable securities                 (38,494)               --             (38,494)
                                       ------------      ------------        ------------
          Total stockholders' equity     33,905,937         6,579,673          40,485,610
                                       ------------      ------------        ------------

                                       $ 48,982,320      $  2,525,288        $ 51,507,608
                                       ============      ============        ============


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                               Quest Medical, Inc.
                   Condensed Pro Forma Statement of Operations
                          Year Ended December 31, 1997

                                                             Quest
                                                         Medical, Inc.        Pro Forma           Pro Forma
                                                          Historical         Adjustments         Without CVS
                                                        ---------------    ----------------     -------------

Net revenue                                             $ 14,717,721       $       --           $ 14,717,721

Gross profit                                               9,878,460               --              9,878,460

Operating expenses                                         7,792,152               --              7,792,152

Earnings from operations                                   2,086,308               --              2,086,308

Other income (expense)                                      (535,783)           493,904 (5)          (41,879)

Earning from continuing
  operations before income taxes                           1,550,525            493,904            2,044,429

Income taxes                                                 733,014            167,927 (5)          900,941

Net earnings from continuing
  operations                                            $    817,511       $    325,977         $  1,143,488



Net earnings from continuing operations per share:

  Basic                                                 $        .10       $        .04         $        .14

  Diluted                                               $        .09       $        .04         $        .13



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                               Quest Medical, Inc.
                          Notes to Unaudited Pro Forma
                         Condensed Financial Statements

Condensed Pro Forma Balance Sheet

The pro forma adjustments are as follows:

         (1) The increase in cash reflects the sales price of $24,500,000 less expenses incurred in completing the transaction of $1,143,394 and less proceeds used to retire short-term notes payable of $8,000,000.

         (2) The increase in additional capital results from changes made to the stock option agreements of the CVS employees who will not remain with the Company. These changes resulted in a pretax charge to compensation expense (and a reduction in the gain on sale of the CVS Operations) of $1,004,654 with an offsetting credit to additional capital.

         (3) The increase in other current liabilities results from the tax liability on the transaction of $3,001,933, $768,682 of assumed liabilities of the CVS Operations and a reserve of $175,000 recorded for future indemnification claims under the Purchase Agreement. As of the date of this filing, no indemnification claims have been made.

         (4) The increase in retained earnings reflects the sales price of $24,500,000 less direct expenses ($1,143,394), the compensation expense ($1,004,654), the net assets of discontinued operations ($12,831,318), the tax liability relating to the transaction ($3,001,933), assumed liabilities of the CVS Operations ($768,682) and the reserve for future indemnification claims ($175,000).


Condensed Pro Forma Statement of Operations

The pro forma adjustments are as follows:

         (5) In the Condensed Pro Forma Statement of Operations, Quest Medical, Inc. Historical reflects the sale of the CVS Operations as a discontinued operation, and therefore, the amounts presented reflect only amounts from continuing operations. The pro forma adjustments reflect the assumption that the sale occurred on January 1, 1997, with the proceeds used to retire the notes payable when they arose during the year with the balance available for investment. The pro forma adjustments, therefore, reflect the reversal of actual interest expense on the notes payable of $493,904 and the related additional provision for income taxes of $167,927. No adjustment for additional interest income on the net proceeds from the sale available for investment was made in the Condensed Pro Forma Statement of Operations.



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